[Image]        Scudder GNMA Fund Profile                    [Image]
---------------------------------------------------------------------------

     The fund profile, a supplement to the full prospectus, is designed as an easy-to-read summary of fund risks, fees, and objectives. You can click on any question to link to the Fund's prospectus and get more information on that topic. Or, if you wish, you can proceed directly to the Fund's prospectus. Once you have read the prospectus and considered your investment goals, you can proceed to a Scudder Funds application.
     ----------------------------------------------------------------------

     Fund Profile
     October 1, 1997

     ----------------------------------------------------------------------

     1. What Are The Fund's Objectives?

     Scudder GNMA Fund seeks high current income primarily from U.S. Government guaranteed mortgage-backed securities.

     2. What Does The Fund Invest In?

     The Fund invests primarily (at least 65% of total assets) in mortgage-backed securities issued or guaranteed by the Government National Mortgage Association (GNMA). These guarantees, which apply only to principal and interest, are supported by the full faith and credit of the U.S. Government. Up to 35% of the Fund's total assets may be held in cash, cash equivalents, or invested in securities issued or directly guaranteed by the U.S. Government, including U.S. Treasury bills, notes and bonds. Principal payments received on the Fund's mortgage-backed securities will be reinvested in other securities.

     3. What Are The Risks Of Investing In The Fund?

     The government guarantees apply only to the timely payment of both principal and interest of the GNMA securities held in the Fund's portfolio. These guarantees do not apply to the value or yield of the Fund's mortgage-backed securities or to the value of Fund shares which will vary in response to interest rate fluctuations and other market and credit factors such as changes in the supply and demand for mortgage-backed securities. You incur principal risk when you invest, because your shares, when sold, may be worth more or less than what you paid for them.

     GNMA mortgage-backed securities are backed by pools of individual mortgages. Mortgage borrowers have the right to prepay their mortgages at any time. A decline in interest rates may lead to a faster rate of prepayment and expose the Fund to a lower rate of return upon reinvestment. The prepayment right will also tend to limit any increase in net asset value of the Fund since the value of mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of long-term, non-callable bonds.

     4. For Whom Is This Fund Appropriate?

     You may wish to consider this Fund if you are seeking high current income and:

        o a high current yield comparable to those of high quality bonds with long maturities,
        o are interested in less share price volatility than longer-term bonds, and
        o can tolerate fluctuations in share price.

     5. What Are The Fund's Expenses And Fees?

     There are two kinds of expenses that a shareholder may incur, directly or indirectly, by investing in a mutual fund. These types of expenses, as they relate to Scudder GNMA Fund are:

       Shareholder transaction expenses --
       Expenses charged directly to your account for various transactions. Please note that there is a $5 service fee if you request redemption proceeds via wire.

       Sales Commission                                   None

       Commissions to Reinvest Dividends                  None

       Redemption Fee                                     None

       Exchange Fee                                       None

       Annual Fund operating expenses --
       Expenses paid by the Fund before it distributes its net investment income, expressed as a percentage of the Fund's average daily net assets. Figures below are for the fiscal year ended March 31, 1997.

       Investment management fee                          0.62%

       12b-1 fees                                         None

       Other expenses                                     0.34%
                                                          ------

       Total Fund operating expenses                      0.96%
                                                          ====

       Example:
       Assuming a 5% annual return and redemption at the end of each period, the total expenses relating to a $1,000 investment would be:

       1 Year         3 Years           5 Years           10 Years

       $10            $ 31              $53               $118

     This example assumes reinvestment of all dividends and distributions and that the total Fund operating expenses listed above remain the same each year. This example should not be considered a representation of past or future expenses or return. Actual Fund expenses and return vary from year to year and may be higher or lower than those shown.

     6. How Has The Fund Performed Historically?

     This chart shows how the Fund has performed over the past 10 years, assuming reinvestment of all distributions. Performance is historical and is no guarantee of future results. Total return and principal value will fluctuate. The Fund's 30-day net annualized SEC yield on September 30, 1997 was 6.43%.


               THE PRINTED DOCUMENT CONTAINED A BAR CHART HERE

               BAR CHART TITLE: Total returns for years ended December 31:
               BAR CHART DATA:  Below

                         1987               1.48%
                         1988               6.81
                         1989              12.84
                         1990              10.14
                         1991              15.01
                         1992               6.96
                         1993               6.00
                         1994              -3.11
                         1995              16.57
                         1996               4.20

                 The Fund's Average Annual Total Return for the
                         period ended September 30, 1997

                  One Year           9.05%
                  Five Years         5.87%
                  Ten Years          8.51%


     7. Who Manages The Fund?

     The Fund's investment adviser is Scudder, Stevens & Clark, Inc., a leading provider of U.S. and international investment management for clients throughout the world. The Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process.

     Lead Portfolio Manager Mark S. Boyadjian joined the team in 1995, and is responsible for setting the Fund's investment strategy and overseeing security selection for the Fund's portfolio. Mr. Boyadjian has been with Scudder since 1989 and has nine years' experience managing fixed-income securities. Scott S. Anthony, Portfolio Manager, joined the team in 1997 and is also responsible for implementing the Fund's strategy. Mr. Anthony, who joined Scudder in 1991 as a registered representative, has worked as an account administrator and assistant portfolio manager for Scudder Global Bond Group since 1994.

     8. How Can I Invest?

     To make it easy for you to open an account, you may invest by mail, phone, fax, or in person. The minimum initial investment is $2,500, except that shareholders may open an account with at least $1,000 if an automatic investment plan of $100/month is established. Scudder retirement plans and certain other accounts have similar or lower minimum share balance requirements. A shareholder who maintains a nonfiduciary account balance of less than $2,500 without establishing an automatic investment plan, will be assessed an annual fee of $10.00, payable to the Fund. Retirement accounts and certain other accounts will not be assessed the $10.00 charge. You may also exchange Fund shares free of charge within the Scudder Family of Funds.

     9. How Can I Redeem Shares?

     You may redeem shares at the current share price on any business day by telephone, fax, or mail.

     10. When Are Distributions Made?

     Dividends are declared daily and distributed monthly. Capital gain distributions, if any, will be made in November or December. You may elect to receive distributions in cash or have them reinvested in additional shares of the Fund.

     Generally, dividends from net investment income are taxable to shareholders as ordinary income. Long-term capital gains distributions, if any, are taxable as long-term capital gains regardless of the length of time shareholders have owned their shares. Short-term capital gains and any other taxable income distributions are taxable as ordinary income. Dividends will not qualify for the dividends-received deduction for corporations because the Fund's income generally will not consist of dividends paid by U.S. corporations.

     11. What Services Does Scudder Provide?

     As a shareholder, you'll enjoy:

        o professional service from representatives who can answer your questions and execute your transactions
        o automated toll-free touchtone access to account information, share prices and yields, and to perform transactions
        o Scudder's quarterly shareholder newsletter, Scudder Perspectives
        o regular, informative reports about the performance of your Fund

     [Image]

     ----------------------------------------------------------------------
     [Image]Scudder wants you to make informed investment decisions. This Fund Profile contains key information about the Fund. If you would like more information before you invest, please consult the Fund's accompanying prospectus. For details about the Fund's holdings or recent investment strategies, please review the Fund's most recent annual or semiannual report. The reports are free and may be ordered by calling 1-800-225-2470.

     ----------------------------------------------------------------------
     Contact Scudder